UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 11, 2008

EXLSERVICE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33089	82-0572194
(Commission File Number)	(I.R.S. Employer Identification No.)

350 Park Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 277-7100
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 11, 2008, ExlService Holdings, Inc. (the “Company”) completed the disposition of all of the capital shares of Noida Customer Operations Private Limited (“NCOP”), a subsidiary of the Company, to Aviva Global Services Singapore Pte Ltd. (“AGSS”) pursuant to the previously disclosed Share Sale and Purchase Agreement, dated July 11, 2008, between the Company and AGSS (the “SSPA”). NCOP operated one of the Company’s facilities in Pune, India and provided services exclusively to AGSS. Until July 11, 2008, AGSS was an affiliate of Aviva, one of the Company’s largest clients and shareholders. As partial consideration for the shares of NCOP, the Company received 87.1 million Indian Rupees on August 11, 2008. The final consideration for the shares will be determined pursuant to a procedure set forth in the SSPA and applicable laws in India. In addition, the Company’s subsidiary received a dividend from NCOP of 300 million Indian Rupees prior to the completion of the disposition.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(b)	Pro Forma Financial Information.

The following unaudited pro forma financial statements give effect to the disposition of NCOP as if it occurred on December 31, 2005, with respect to the unaudited condensed pro forma consolidated statements of operations and the unaudited pro forma consolidated balance sheet.

The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what results of operations would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the Company’s historical consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

ExlService Holdings, Inc.

Unauduted Pro Forma Consolidated Balance Sheet Data

December 31, 2006

	ExlService Holdings,Inc.	ProForma Adjustments	ProForma Consolidated
Assets
Current assets:
Cash and cash equivalents (e) (f)	$85,366,103	$876,653	$86,242,756
Restricted cash	1,093,277	-	1,093,277
Short-term investments	-	-	-
Accounts receivable	26,801,058	-	26,801,058
Accounts receivable from related parties	254,803	-	254,803
Employee receivables	638,589	-	638,589
Prepaid expenses	1,673,721	-	1,673,721
Deferred tax assets (f)	2,870,089	(1,229,342)	1,640,747
Prepaid income tax	-	-	-
Other current assets	3,321,992	-	3,321,992

Total current assets	122,019,632	(352,689)	121,666,943

Fixed assets, net (f)	21,545,324	(202,584)	21,342,740
Intangibles, net of amortization	1,970,000	-	1,970,000
Goodwill	16,651,462	-	16,651,462
Restricted cash	302,160	-	302,160
Deferred tax assets	672,019	-	672,019
Other assets (f)	1,601,244	(1,455,564)	145,680

Total assets	$164,761,841	$(2,010,837)	$162,751,004

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,161,942	$-	$3,161,942
Deferred revenue	6,376,725	-	6,376,725
Accrued employee cost	10,251,197	-	10,251,197
Other accrued expenses and current liabilities (f) (g)	14,336,829	201,978	14,538,807
Income taxes payable	2,705,326	-	2,705,326
Current portion of capital lease obligations	165,995	-	165,995

Total current liabilities	36,998,014	201,978	37,199,992

Capital lease obligations, less current portion	227,651	-	227,651
Other non current liabilities	339,715	-	339,715

Total liabilities	37,565,380	201,978	37,767,358

Preferred stock	-	-	-
Stockholders’ equity:
Common stock	28,263	-	28,263
Additional paid-in capital	98,429,374	-	98,429,374
Retained earnings (g)	28,664,647	(2,212,815)	26,451,832
Accumulated other comprehensive income/(loss)	109,693		109,693

	127,231,977	(2,212,815)	125,019,162

Less: Treasury Stock	(35,516)	-	(35,516)

Total stockholders’ equity	127,196,461	(2,212,815)	124,983,646
Total liabilities and stockholders’ equity	$164,761,841	$(2,010,837)	$162,751,004

ExlService Holdings, Inc.

Unaudited Pro Forma Consolidated Balance Sheet Data

December 31, 2007

	Exl Service Holdings, Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents (e) (f)	$102,209,734	$876,653	$103,086,387
Restricted cash	285,089	-	285,089
Short-term investments	252,561	-	252,561
Accounts receivable	38,513,774	-	38,513,774
Accounts receivable from related parties	338,629	-	338,629
Employee receivables	225,624	-	225,624
Prepaid expenses	2,947,064	-	2,947,064
Deferred tax assets (f)	3,279,715	(1,229,342)	2,050,373
Prepaid income tax	-	-	-
Other current assets	7,541,165	-	7,541,165

Total current assets	155,593,355	(352,689)	155,240,666

Fixed assets, net (f)	25,244,603	(202,584)	25,042,019
Intangibles, net of amortization	340,000	-	340,000
Goodwill	16,785,487	-	16,785,487
Restricted cash	304,316	-	304,316
Deferred tax assets	4,498,449	-	4,498,449
Other assets (f)	8,047,497	(1,455,564)	6,591,933

Total assets	$210,813,707	$(2,010,837)	$208,802,870

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,389,425	$-	$6,389,425
Deferred revenue	4,440,261	-	4,440,261
Accrued employee cost	13,774,306	-	13,774,306
Other accrued expenses and current liabilities (f) (g)	10,563,187	201,978	10,765,165
Income taxes payable	729,715	-	729,715
Current portion of capital lease obligations	125,960	-	125,960

Total current liabilities	36,022,854	201,978	36,224,832

Capital lease obligations, less current portion	258,399	-	258,399
Other non current liabilities	552,685	-	552,685

Total liabilities	36,833,938	201,978	37,035,916

Preferred stock	-	-	-
Stockholders’ equity:
Common stock	28,891	-	28,891
Additional paid-in capital	110,988,552	-	110,988,552
Retained earnings (g)	55,708,233	(2,212,815)	53,495,418
Accumulated other comprehensive income/(loss)	7,570,026	-	7,570,026

	174,295,702	(2,212,815)	172,082,887

Less: Treasury Stock	(315,933)	-	(315,933)

Total stockholders’ equity	173,979,769	(2,212,815)	171,766,954

Total liabilities and stockholders’ equity	$210,813,707	$(2,010,837)	$208,802,870

ExlService Holdings, Inc.

Unaudited Pro Forma Consolidated Balance Sheet Data

June 30, 2008

	ExlService Holdings, Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Assets
Current assets:
Cash and cash equivalents (e)(f)	$97,666,533	$876,653	$98,543,186
Restricted cash	242,871	-	242,871
Short-term investments	258,368	-	258,368
Accounts receivable	43,923,228	-	43,923,228
Accounts receivable from related parties	61,920	-	61,920
Employee receivables	483,474	-	483,474
Prepaid expenses	2,389,727	-	2,389,727
Deferred tax assets (f)	3,373,595	(1,229,342)	2,144,253
Prepaid income tax	533,959	-	533,959
Other current assets	1,987,142	-	1,987,142

Total current assets	150,920,817	(352,689)	150,568,128

Fixed assets, net (f)	27,797,270	(202,584)	27,594,686
Intangibles, net of amortization	101,247	-	101,247
Goodwill	17,695,657	-	17,695,657
Restricted cash	324,911	-	324,911
Deferred tax assets	4,879,548	-	4,879,548
Other assets (f)	9,956,772	(1,455,564)	8,501,208

Total assets	$211,676,222	$(2,010,837)	$209,665,385

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,981,704	$-	$1,981,704
Deferred revenue	4,056,755	-	4,056,755
Accrued employee cost	10,832,758	-	10,832,758
Other accrued expenses and current liabilities (f)(g)	22,370,751	201,978	22,572,729
Income taxes payable	-	-	-
Current portion of capital lease obligations	118,881	-	118,881

Total current liabilities	39,360,849	201,978	39,562,827

Capital lease obligations, less current portion	226,965	-	226,965
Other non current liabilities	5,655,728	-	5,655,728

Total liabilities	45,243,542	201,978	45,445,520

Preferred stock	-	-	-
Stockholders’ equity:
Common stock	28,980	-	28,980
Additional paid-in capital	114,335,764	-	114,335,764
Retained earnings (g)	67,677,066	(2,212,815)	65,464,251
Accumulated other comprehensive income/(loss)	(15,264,369)	-	(15,264,369)

	166,777,441	(2,212,815)	164,564,626

Less: Treasury Stock	(344,761)	-	(344,761)

Total stockholders’ equity	166,432,680	(2,212,815)	164,219,865

Total liabilities and stockholders’ equity	$211,676,222	$(2,010,837)	$209,665,385

ExlService Holdings, Inc.

Unaudited Pro Forma Statement of Operations Data

Year Ended December 31, 2005

	ExlService Holdings Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Revenues (a)	$73,953,792	$(19,773,388)	$54,180,404
Cost of revenues (exclusive of depreciation and amortization) (b)	47,597,523	(9,499,236)	38,098,287

Gross profit	26,356,269	(10,274,152)	16,082,117

Operating expenses:
General and administrative expenses (c)	13,200,239	(1,511,438)	11,688,801
Selling and marketing expenses	1,685,020	—	1,685,020
Depreciation and amortization	5,888,975	(1,942,829)	3,946,146

Total operating expenses	20,774,234	(3,454,267)	17,319,967

Income from operations	5,582,035	(6,819,885)	(1,237,850)
Other income/(expense):
Foreign exchange gain/(loss)	942,486	(403,857)	538,629
Interest and other income	693,538	(4,636)	688,902
Interest expense-redeemable preferred stock	(396,787)	—	(396,787)
Interest expense	(408,732)	1,057	(407,675)

Income before income taxes	6,412,540	(7,227,321)	(814,781)
Income tax provision (d)	(647,008)	(2,317,713)	(2,964,721)

Net Income	7,059,548	(4,909,608)	2,149,940
Dividends and accretion on preferred stock	(249,438)	—	(249,438)

Net income to common stockholders	$6,810,110	$(4,909,608)	$1,900,502

Basic earnings per share to common stockholders	0.32	(0.23)	0.09
Diluted earnings per share to common stockholders	0.32	(0.23)	0.09
Weighted-average number of shares used in computing earnings per share:
Basic	21,174,548	21,174,548	21,174,548
Diluted	21,591,028	21,591,028	21,591,028

ExlService Holdings, Inc.

Unaudited Pro Forma Statement of Operations Data

Year Ended December 31, 2006

	ExlService Holdings Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Revenues (a)	$121,768,530	$(23,089,194)	$98,679,336
Cost of revenues (exclusive of depreciation and amortization) (b)	73,837,337	(11,218,561)	62,618,776

Gross profit	47,931,193	(11,870,633)	36,060,560

Operating expenses:
General and administrative expenses (c)	19,180,092	(2,055,101)	17,124,991
Selling and marketing expenses	4,739,892	(502)	4,739,390
Depreciation and amortization	8,939,689	(1,841,005)	7,098,684

Total operating expenses	32,859,673	(3,896,608)	28,963,065

Income from operations	15,071,520	(7,974,026)	7,097,494
Other income/(expense):
Foreign exchange gain/(loss)	(288,119)	(189,871)	(477,990)
Interest and other income	1,909,173	(19,837)	1,889,336
Interest expense	(579,704)	(263)	(579,441)

Income before income taxes	16,112,870	(8,183,471)	7,929,399
Income tax provision (d)	2,055,074	(2,415,822)	(360,748)

Net Income	14,057,796	(5,767,649)	8,290,147
Dividends and accretion on preferred stock	(617,329)	—	(617,329)

Net income to common stockholders	$13,440,467	$(5,767,649)	$7,672,818

Basic earnings per share to common stockholders	0.59	(0.25)	0.34
Diluted earnings per share to common stockholders	0.58	(0.25)	0.33
Weighted-average number of shares used in computing earnings per share:
Basic	22,863,539	22,863,539	22,863,539
Diluted	23,033,266	23,033,266	23,033,266

ExlService Holdings, Inc.

Unaudited Pro Forma Statement of Operations Data

Year Ended December 31, 2007

	ExlService Holdings Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Revenues (a)	$179,889,856	$(27,857,323)	$152,032,533
Cost of revenues (exclusive of depreciation and amortization) (b)	113,720,195	(13,608,208)	100,111,987

Gross profit	66,169,661	(14,249,115)	51,920,546

Operating expenses:
General and administrative expenses (c)	29,278,513	(2,207,607)	27,070,906
Selling and marketing expenses	9,171,240	—	9,171,240
Depreciation and amortization	10,491,763	(1,279,912)	9,211,851

Total operating expenses	48,941,516	(3,487,519)	45,453,997

Income from operations	17,228,145	(10,761,596)	6,466,549
Other income/(expense):
Foreign exchange gain/(loss)	7,674,108	(90,011)	7,584,097
Interest and other income	4,306,068	(47,905)	4,258,163
Interest expense	(55,570)	214	(55,356)

Income before income taxes	29,152,751	(10,899,298)	18,253,453
Income tax provision (d)	2,109,165	(3,542,982)	(1,433,817)

Net income to common stockholders	$27,043,586	$(7,356,316)	$19,687,270

Basic earnings per share to common stockholders	0.95	(0.26)	0.69
Diluted earnings per share to common stockholders	0.93	(0.25)	0.67
Weighted-average number of shares used in computing earnings per share:
Basic	28,480,033	28,480,033	28,480,033
Diluted	29,191,199	29,191,199	29,191,199

ExlService Holdings, Inc.

Unaudited Pro Forma Statement of Operations Data

Year Ended June 30, 2008

	ExlService Holdings Inc.	Pro Forma Adjustments	Pro Forma Consolidated
Revenues (a)	$104,764,425	$(13,317,932)	$91,446,493
Cost of revenues (exclusive of depreciation and amortization) (b)	66,276,768	(7,420,497)	58,856,271

Gross profit	38,487,657	(5,897,435)	32,590,222

Operating expenses:
General and administrative expenses (c)	17,064,858	(1,174,373)	15,890,485
Selling and marketing expenses	5,284,817		5,284,817
Depreciation and amortization	5,836,197	(367,025)	5,469,172

Total operating expenses	28,185,872	(1,541,398)	26,644,474

Income from operations	10,301,785	(4,356,037)	5,945,748
Other income/(expense):
Foreign exchange gain/(loss)	1,673,227	(883,721)	789,506
Interest and other income	1,191,924	(13,688)	1,178,236
Interest expense	(41,931)	113	(41,818)

Income before income taxes	13,125,005	(5,253,333)	7,871,672
Income tax provision (d)	1,061,121	(1,418,376)	(357,255)

Net income to common stockholders	$12,063,884	$(3,834,957)	$8,228,927

Basic earnings per share to common stockholders	0.42	(0.13)	0.29
Diluted earnings per share to common stockholders	0.41	(0.13)	0.28
Weighted-average number of shares used in computing earnings per share:
Basic	28,778,337	28,778,337	28,778,337
Diluted	29,321,982	29,321,982	29,321,982

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

On August 11, 2008, ExlService Holdings, Inc. (the ‘Company”) completed the disposition of all of the capital shares of Noida Customer Operations Private Limited (“NCOP”), a wholly owned subsidiary of the Company, to Aviva Global Services Singapore Pte Ltd. (“AGSS”). NCOP operated one of the Company’s facilities in Pune, India and provided services exclusively to AGSS. As partial consideration for the shares of NCOP, the Company received approximately $2.1 million on August 11, 2008, representing the net asset value of NCOP, after payment of dividends to the Company, as of February 29, 2008. Final consideration for the shares will be determined at a future date; accordingly, the pro forma consolidated financial statements reflect the disposition of NCOP on the basis of the partial consideration received on August 11, 2008.

The Pro Forma Consolidated Statements of Operations for all periods presented have been adjusted to exclude costs directly incurred by NCOP and certain specific costs, such as travel, insurance and taxes, directly attributable to NCOP. Accordingly, certain allocable general and administrative expenses related primarily to technology, human resources, finance and facilities support for NCOP as well as corporate sales and marketing and depreciation expenses are not included in the pro forma adjustments included in the Pro Forma Consolidated Statements of Operations.

2. Pro Forma Adjustments

(a)	Reflects revenues earned by the Company on the work performed by NCOP.

(b)	Reflects cost of revenues (exclusive of depreciation and amortization) incurred by NCOP adjusted to include travel expenses incurred by the Company directly attributable to NCOP.

(c)	Reflects general and administrative expenses incurred by NCOP adjusted to include insurance, stock compensation and non-income tax expenses incurred by the Company directly attributable to NCOP.

(d)	Reflects an adjustment to income tax expense based on the Company’s marginal tax rate for the periods presented.

(e)	Reflects cash of $2.1 million received as partial consideration for the shares of NCOP.

(f)	Reflects an adjustment for the net assets of NCOP as of February 29, 2008 exclusive of the dividend paid by NCOP to the Company. The adjustment is comprised of the following:

Cash consideration received for net assets of NCOP	$ 2.1

Net assets of NCOP:
Cash	1.2
Deferred tax assets	1.2
Fixed assets	.2
Other assets	1.5
Current liabilities	(2.0)

(g)	Reflects an adjustment for dividend and capital gains taxes incurred in August 2008 of $2.1 million.

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
2.1	Share Sale and Purchase Agreement, dated July 10, 2008, between ExlService Holdings, Inc. and Aviva Global Services Singapore Pte Ltd.
2.2	SSPA Deed of Amendment, dated August 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)
Date: August 15, 2008	By:	/s/ Matt Appel
Name: Matt Appel Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Share Sale and Purchase Agreement, dated July 10, 2008, between ExlService Holdings, Inc. and Aviva Global Services Singapore Pte Ltd.
2.2	SSPA Deed of Amendment, dated August 11, 2008